EXHIBIT 10.29

SUBROGATION AND CONTRIBUTION AGREEMENT

This SUBROGATION AND CONTRIBUTION AGREEMENT (the “Agreement”) is executed as of December 28, 2005 by CASH AMERICA INTERNATIONAL, INC., a Texas corporation (“Borrower”), CASH AMERICA, INC., a Delaware corporation, CASH AMERICA ADVANCE, INC., a Delaware Corporation, CASH AMERICA, INC. OF TENNESSEE, a Tennessee corporation, CASH AMERICA, INC. OF OKLAHOMA, an Oklahoma corporation, CASH AMERICA, INC. OF KENTUCKY, a Kentucky corporation, CASH AMERICA, INC. OF SOUTH CAROLINA, a South Carolina corporation, FLORIDA CASH AMERICA, INC., a Florida corporation, GEORGIA CASH AMERICA, INC., a Georgia corporation, CASH AMERICA, INC. OF NORTH CAROLINA, a North Carolina corporation, CASH AMERICA PAWN, INC. OF OHIO, an Ohio corporation, CASH AMERICA, INC. OF LOUISIANA, a Delaware corporation, CASH AMERICA, INC. OF NEVADA, a Nevada corporation, CASH AMERICA PAWN L.P., a Delaware limited partnership, CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, CASH AMERICA HOLDING, INC., a Delaware corporation, EXPRESS CASH INTERNATIONAL CORPORATION, a Delaware corporation, CASH AMERICA, INC. OF ALABAMA, an Alabama corporation, CASH AMERICA, INC. OF COLORADO, a Colorado corporation, CASH AMERICA, INC. OF INDIANA, an Indiana corporation, CASH AMERICA OF MISSOURI, INC., a Missouri corporation, VINCENT’S JEWELERS AND LOAN, INC., a Missouri corporation, MR. PAYROLL CORPORATION, a Delaware corporation, CASH AMERICA, INC. OF UTAH, a Utah corporation, CASH AMERICA FRANCHISING, INC., a Delaware corporation, CASH AMERICA FINANCIAL SERVICES, INC., a Delaware corporation, CASH AMERICA, INC. OF ILLINOIS, an Illinois corporation, UPTOWN CITY PAWNERS, INC., an Illinois corporation, DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC., a Delaware corporation, LONGHORN PAWN AND GUN, INC., a Texas corporation, BRONCO PAWN & GUN, INC., an Oklahoma corporation, GAMECOCK PAWN & GUN, INC., a South Carolina corporation, HORNET PAWN & GUN, INC., a North Carolina corporation, RATI HOLDING, INC., a Texas Corporation, and TIGER PAWN & GUN, INC., a Tennessee corporation (all of the parties except Borrower named above, are collectively referred to herein as the “Guarantors” and individually referred to as a “Guarantor”).

WHEREAS, as an inducement to the Purchasers (as defined in the hereinafter defined Note Agreement) to (i) execute and deliver the Note Agreement dated as of December 28, 2005 (as may be amended from time to time, the “Note Agreement”) among the Company and the Purchasers and (ii) purchase the Notes to be issued and sold pursuant to the Note Agreement (the “Notes”), the Guarantors and each of them, jointly and severally, have executed a certain Joint and Several Guaranty, dated as of December 28, 2005 (as may be amended from time to time, the “Guaranty”), simultaneously with this Agreement, subject to the terms and conditions set forth therein; and

WHEREAS, the parties to this Agreement desire to execute this Subrogation and Contribution Agreement, in connection with the Guaranty.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AGREEMENT CONCERNING SUBROGATION AND CONTRIBUTION

Notwithstanding Section 2.07 of the Guaranty to the contrary, to the fullest extent permitted by applicable law, the parties hereto acknowledge and agree that: (i) with respect to each of the Guarantors’ relative liability under the Guaranty, each Guarantor possesses, and has not waived, corresponding rights of contribution, subrogation, indemnity, and reimbursement (such rights collectively referred to herein as “Contribution Rights”) relative to the other Guarantors; provided that each Guarantor shall not enforce its Contribution Rights against any party to this Agreement until all of the Note Obligations (as hereinafter defined) shall have been paid in full, and (ii) each Guarantor is entitled to Contribution Rights to the extent of any payments such Guarantor may have made to the Holders under and pursuant to the Note Agreement and the Notes (all obligations, liabilities and indebtedness of the Guarantors under the Note Agreement and the Notes pursuant to the Guaranty are hereinafter referred to as the “Note Obligations”). Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Guarantor that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement until all of the Note Obligations shall be paid in full. The parties hereto covenant and agree that a breach of this Agreement shall not diminish or otherwise affect the liability of the Guarantors under the Guaranty.

2. REPRESENTATIONS AND WARRANTIES.

Each party hereto represents and warrants to each other party hereto and to its respective successors and assigns that:

(a) the execution, delivery and performance by each party hereto of this Agreement are within such party’s corporate powers, have been duly authorized by all necessary corporate action or partnership action, as the case may be, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation, bylaws, limited partnership agreement or other organizing document of such party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such party or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of such party; and

(b) this Agreement constitutes a legal, valid and binding agreement of such party, enforceable against such party in accordance with its terms.

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3. NO WAIVER.

No failure or delay by any Guarantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

4. AMENDMENTS.

Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by the Holders.

5. SUCCESSOR AND ASSIGNS.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. CHOICE OF LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and any applicable federal laws of the United States of America.

7. COUNTERPARTS.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER CASH AMERICA INTERNATIONAL, INC., a Texas corporation

By	/S/ AUSTIN D. NETTLE
Name: Austin D. Nettle
Title: Vice President and Treasurer

[Signature Page to Subrogation and Contribution Agreement]

GUARANTORS

BRONCO PAWN & GUN, INC.

CASH AMERICA ADVANCE, INC.

CASH AMERICA FRANCHISING, INC.

CASH AMERICA HOLDING, INC.

CASH AMERICA MANAGEMENT L.P.,

            by its general partner, CASH AMERICA HOLDING, INC.

CASH AMERICA OF MISSOURI, INC.

CASH AMERICA PAWN L.P.,

            by its general partner, CASH AMERICA HOLDING, INC.

CASH AMERICA PAWN, INC. OF OHIO

CASH AMERICA, INC.

CASH AMERICA, INC. OF ALABAMA

CASH AMERICA, INC. OF ILLINOIS

CASH AMERICA, INC. OF INDIANA

CASH AMERICA, INC. OF KENTUCKY

CASH AMERICA, INC. OF LOUISIANA

CASH AMERICA, INC. OF OKLAHOMA

CASH AMERICA, INC. OF SOUTH CAROLINA

CASH AMERICA, INC. OF UTAH

CASH AMERICA, INC. OF VIRGINIA

DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.

EXPRESS CASH INTERNATIONAL CORPORATION

FLORIDA CASH AMERICA, INC.

GAMECOCK PAWN & GUN, INC.

HORNET PAWN & GUN, INC.

LONGHORN PAWN AND GUN, INC.

MR. PAYROLL CORPORATION

RATI HOLDING, INC.

TIGER PAWN & GUN, INC.

UPTOWN CITY PAWNERS, INC.

VINCENT’S JEWELERS AND LOAN, INC.

CASHLAND FINANCIAL SERVICES, INC.

By	/S/ AUSTIN D. NETTLE
Name: Austin D. Nettle
Title: Vice President and Treasurer for All

[Signature Page to Subrogation and Contribution Agreement]

CASH AMERICA FINANCIAL SERVICES, INC.

By	/S/ DANIEL R. FEEHAN
Name: Daniel R. Feehan
Title: President

CASH AMERICA, INC. OF COLORADO CASH AMERICA, INC. OF NEVADA CASH AMERICA, INC. OF NORTH CAROLINA CASH AMERICA, INC. OF TENNESSEE GEORGIA CASH AMERICA, INC.

By	/S/ DAVID CLAY
Name: David Clay
Title: Vice President and Treasurer for All

[Signature Page to Subrogation and Contribution Agreement]